Shutterstock Acquires PicMonkey, A Leading Creative Design Platform

The acquisition provides Shutterstock’s global customer community with professional-grade, easy-to-use design tools

New York, NY - September 7, 2021 - Shutterstock, Inc. (NYSE: SSTK), a leading global creative platform offering full-service solutions, high-quality content, and applications for brands, businesses and media companies, today announced the acquisition of PicMonkey, a leading online graphic design and image editing platform that enables creators of any skill level to design high-quality visual assets -- from presentations, advertisements and logos, to business cards and banners -- for an array of use cases, including digital marketing, advertising, and social media posts.

Visual content is the cornerstone of brand storytelling. At Shutterstock, democratizing creativity and empowering the creation of professional content by anyone, regardless of design experience, has always been at the heart of the company’s vision. Whether it’s a future business owner using a presentation to effectively pitch their concept, or a large marketing team creating a campaign that makes people sit up and take notice, there is a pervasive need among non-designers to create compelling, professional content seamlessly. While some professional design applications require formal training, the integration of PicMonkey into Shutterstock will further empower our customers, regardless of their skill level or expertise, to create beautiful, best-in-class content with efficiency and ease in just a few clicks.

Founded in 2012, PicMonkey allows creators to access thousands of templates, graphics and fonts, with tips and tutorials for producing sophisticated visual designs with an editorial look and feel for a diverse array of channels. This acquisition builds upon Shutterstock’s strategy to expand its offering to small businesses, by providing additional tools to non-professionals for elevating their visual content across a variety of platforms.

“Content is at the core of Shutterstock’s offering, and selecting an asset is just one step of the creative process. A key element of Shutterstock’s strategy and vision is providing a suite of solutions for the entire creative journey, regardless of experience or expertise level,” said Stan Pavlovsky, Chief Executive Officer at Shutterstock. “PicMonkey’s easy-to-use design and editing tools, collaboration features across teams, and robust library of pre-designed templates makes professional publishing assets accessible at scale to anyone, and is expected to allow Shutterstock to enhance and accelerate the delivery of our vision for our customers around the world.”

The acquisition of PicMonkey is an important element of Shutterstock’s workflow solutions, empowering creatives, business owners and marketers to design with ease. Key features of the PicMonkey tool includes photo editing, effects, touch-up tools, brand kits, cloud storage video, animations, and multi-page for creators, solopreneurs, social marketers, marketing professionals, pro designers and casual creatives. These design and editing features represent a natural extension of Shutterstock’s content offering, and on a combined basis, will enable the delivery of a more unified customer experience across the creation journey.

Transaction Highlights:

•Complements Shutterstock’s content subscriptions with easy-to-use image and video design tools
•Expands Shutterstock’s audience reach and addressable market by extending into the rapidly growing $8 billion market opportunity for creative software and design tools
•Expected to contribute approximately 3% to Shutterstock’s annual revenues and to add more than 200,000 new subscribers
•Consideration for the transaction consists of $110 million of cash paid at closing and the acquisition is expected to be immediately accretive to Adjusted EBITDA and Adjusted Net Income

CapM Advisors acted as financial advisor, and Sheppard Mullin acted as legal advisor to Shutterstock. Lightning Partners acted as financial advisor, and Latham & Watkins acted as legal advisor to PicMonkey.
ABOUT SHUTTERSTOCK
Shutterstock, Inc. (NYSE: SSTK) is a leading global creative platform offering full-service solutions, high-quality content, and applications for brands, businesses and media companies. Directly and through its group subsidiaries, Shutterstock's comprehensive collection includes high-quality licensed photographs, vectors, illustrations, videos, 3D models and music. Working with its growing community of over 1.8 million contributors, Shutterstock adds hundreds of thousands of images each week, and currently has more than 380 million images and more than 22 million video clips available.

Headquartered in New York City, Shutterstock has offices around the world and customers in more than 150 countries. The Company also owns Offset, a high-end image collection; Shutterstock Studios, an end-to-end custom creative shop; PremiumBeat, a curated royalty-free music library; Shutterstock Editorial, a premier source of editorial images and videos for the world's media; TurboSquid, a leading 3D content marketplace; Amper Music, an AI-driven music platform; and Bigstock, a value-oriented stock media offering.

For more information, please visit www.shutterstock.com and follow Shutterstock on Twitter and on Facebook.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding management's future business, future results of operations or financial condition, including new or planned features, products or services, management strategies, Shutterstock's expectations regarding financial outlook and future growth and profitability, statements regarding anticipated effects of the Company's acquisition of PicMonkey and statements regarding anticipated improvements in operations. You can identify forward-looking statements by words such as "may," "will," "would," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "plan," "opportunities" and other similar expressions. However, not all forward-looking statements contain these words. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors including risks related to any changes to or the effects on liabilities, financial condition, future capital expenditures, revenue, expenses, net income or loss, synergies and future prospects; our inability to continue to attract and retain customers and contributors to our online marketplace for creative content; competitive factors; our inability to innovate technologically or develop, market and offer new products and services; costs related to litigation or infringement claims, indemnification claims and the inability to prevent misuse of our content; our inability to increase market awareness of Shutterstock and our products and services; our inability to effectively manage our growth; our inability to grow at historic growth rates or at all; technological interruptions that impair access to our websites; assertions by third parties of infringement of intellectual property rights by Shutterstock, our inability to effectively manage risks associated with operating internationally; our exposure to foreign exchange rate risk; our inability to address risks associated with sales to large corporate customers; government regulation of the internet; increasing regulation related to the handling of personal data; actions by governments to restrict access to our products and services; our inability to effectively expand our operations into new products, services and technologies; our inability to protect the confidential information of customers; increased tax liabilities associated with our worldwide operations, including our exposure to withholding, sales and transaction tax liabilities; the effect of the Tax Cuts and Jobs Act of 2017; public health crises including the COVID-19 pandemic; general economic and political conditions worldwide, including disruption and volatility caused by COVID-19 and any resulting economic recession; our inability to successfully integrate acquisitions and the associated technology and achieve operational efficiencies; and other factors and risks discussed under the caption "Risk Factors" in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Shutterstock's actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The forward-looking statements contained in this press release are made only as of this date and Shutterstock assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Press Contact
Aimée Leabon
press@shutterstock.com
917-563-4991
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